GRE-Q1

Quarterly Report
November 30, 2025
MFS®  Global Real Estate Fund

Portfolio of Investments
11/30/25 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks – 97.4%
Construction – 8.1%
American Homes 4 Rent LP, REIT	1,405,804	$45,154,425
Equity Lifestyle Properties, Inc., REIT	820,074	51,558,052
Essex Property Trust, Inc., REIT	143,540	37,840,015
Mid-America Apartment Communities, Inc., REIT	340,627	46,287,803
		$180,840,295
Entertainment – 1.9%
Lamar Advertising Co., REIT	324,427	$42,950,891
Gaming & Lodging – 2.4%
Ryman Hospitality Properties, Inc., REIT	306,505	$29,249,772
Sunstone Hotel Investors, Inc., REIT	2,530,310	23,683,702
		$52,933,474
Medical & Health Technology & Services – 6.6%
Healthcare Realty Trust, Inc., REIT	3,057,671	$55,741,342
Ventas, Inc., REIT	1,113,555	89,785,940
		$145,527,282
Real Estate – 50.3%
Acadia Realty Trust, REIT	1,951,305	$40,138,344
Big Yellow Group PLC, REIT	1,509,575	23,193,409
Charter Hall Group, REIT	2,422,318	39,443,319
Derwent London PLC, REIT	468,255	10,543,462
DigitalBridge Group, Inc., REIT	1,296,083	12,584,966
Essential Properties Realty Trust, REIT	677,565	21,451,708
Federal Realty Investment Trust, REIT	412,666	40,742,514
Goodman Group, REIT	4,446,822	86,447,973
GPT Group Co., REIT	10,437,419	37,942,616
Grainger PLC	11,747,244	28,784,561
Industrial & Infrastructure Fund Investment Corp.	14,201	13,724,420
Invincible Investment Corp., REIT	34,363	14,701,219
Japan Metropolitan Fund Investment Corp., REIT	44,082	34,754,030
KDX Realty Investment Corp., REIT	22,848	26,061,412
Kimco Realty Corp., REIT	2,081,421	43,002,158
Link REIT	3,111,600	14,739,116
Mitsubishi Estate Co. Ltd.	2,059,700	48,610,186
Mitsui Fudosan Accommodations Fund, Inc., REIT	16,034	13,647,487
Mitsui Fudosan Co. Ltd.	5,109,000	59,993,285
National Storage, REIT	8,477,618	15,048,191
Nippon Building Fund, Inc., REIT	38,418	36,735,029
NNN REIT, Inc.	856,330	35,409,246
Parkway Real Estate LLC, REIT	4,763,567	14,887,870
Regency Centers Corp., REIT	451,099	32,100,205
Scentre Group Ltd., REIT	19,039,767	50,881,859
SEGRO PLC, REIT	4,774,000	45,185,316
Shaftesbury Capital PLC, REIT	10,162,746	19,504,344
Shurgard Self Storage Ltd., REIT	1,020,584	38,180,046
Simon Property Group, Inc., REIT	441,639	82,286,178
Star Asia Investment Corp., REIT	33,133	13,262,537
Swire Properties Ltd.	8,641,400	23,707,301
Unibail-Rodamco-Westfield, REIT	468,839	49,827,832
Vonovia SE, REIT	1,598,714	48,439,753
		$1,115,961,892

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate - Office – 4.2%
BXP, Inc., REIT	522,065	$37,776,624
Douglas Emmett, Inc., REIT	1,383,686	16,867,132
Highwoods Properties, Inc., REIT	1,366,056	37,976,357
		$92,620,113
Real Estate - Storage – 14.3%
Americold Realty Trust, Inc.	1,526,111	$16,527,782
Extra Space Storage, Inc., REIT	469,509	62,524,513
Prologis, Inc., REIT	1,413,928	181,732,166
Rexford Industrial Realty, Inc., REIT	1,335,008	55,549,683
		$316,334,144
Telecom - Infrastructure – 9.6%
Digital Realty Trust, Inc., REIT	583,907	$93,495,189
Equinix, Inc., REIT	153,281	115,468,110
Helios Towers PLC (a)	1,901,538	4,019,664
		$212,982,963
Total Common Stocks		$2,160,151,054
Mutual Funds (h) – 1.9%
Money Market Funds – 1.9%
MFS Institutional Money Market Portfolio, 4.01% (v)	42,123,078	$42,131,502

Underlying/Expiration Date/Exercise Price (Rate)	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options – 0.4%
Medical & Health Technology & Services – 0.4%
Welltower, Inc. – 3/20/2026 @ $200	Call	Merrill Lynch International	$105,983,980	5,090	$7,635,000
Welltower, Inc. – 6/18/2026 @ $240	Call	Morgan Stanley Capital Services, Inc.	57,343,788	2,754	1,465,128
Total Purchased Options					$9,100,128

Other Assets, Less Liabilities – 0.3%	5,967,549
Net Assets – 100.0%	$2,217,350,233

(a)	Non-income producing security.
(h)
An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $42,131,502 and
$2,169,251,182, respectively.

(v)
Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the
annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
11/30/25 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial
Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of November 30, 2025 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$2,160,151,054	$—	$—	$2,160,151,054
Purchased Options	—	9,100,128	—	9,100,128
Investment Companies	42,131,502	—	—	42,131,502
Total	$2,202,282,556	$9,100,128	$—	$2,211,382,684
For further information regarding security characteristics, see the Portfolio of Investments.

Supplemental Information (unaudited) – continued
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. The following were affiliated issuers for the period ended November 30, 2025:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$21,998,860	$195,082,576	$174,951,405	$(2,391)	$3,862	$42,131,502

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$555,134	$—
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of November 30, 2025, are as follows:
United States	63.3%
Japan	11.8%
Australia	10.4%
United Kingdom	5.9%
France	2.3%
Germany	2.2%
Hong Kong	1.7%
Belgium	1.7%
Singapore	0.7%